SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                    June 13, 2008

Retail Pro, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23049	33-0896617
(Commission File Number)	(IRS Employer Identification No.)

3252 Holiday Court, Ste. 226, La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

(858) 550-3355
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 13, 2008, Retail Pro, Inc. (the “Company”) entered into a Securities Exchange Agreement (the “Exchange Agreement”) with Midsummer Investment Ltd. (“Midsummer”) whereby the Company exchanged its (i) 9% Convertible Debenture dated March 15, 2004 with an outstanding principal balance of $912,336, (ii) 7% Secured Convertible Note dated June 15, 2005 with an outstanding principal balance of $1,000,000, and (iii) Amended and Restated Term Note with an aggregate principal balance of $675,000, together with accrued and unpaid interest thereon in the aggregate amount of $231,952.81 (collectively, the “Original Notes”), for 9% Secured Convertible Debentures (the “Debentures”) in the principal amount of the Original Notes plus warrants to acquire an aggregate of 1,000,000 shares of the Company’s common stock for Eight Cents ($0.08) per share (the “Warrants”).

The Debentures bear interest at 9% per annum, and provide for interest only payments on a quarterly basis, payable in cash or, at the Company’s option and provided that certain conditions are met, shares of the Company’s common stock.  The Debentures mature on June 13, 2011.  The Debentures are convertible into shares of the Company’s common stock at a conversion price of $0.08 per share, subject to adjustment.  The Warrants are immediately exercisable and have four (4) year terms.  The Debentures and the Warrants were issued without registration pursuant to the exemption provided under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

The Company’s obligations under the Debentures are secured by a continuing security interest in all of the Company’s assets in favor of Midsummer.  The Company’s obligations are also guaranteed by its subsidiaries.  Midsummer’s security interest is governed by the Inter-Creditor Agreement among Midsummer, Laurus Master Fund, Ltd. and Valens Offshore SPV II, Corp. dated June 13, 2008.

The foregoing descriptions of the Exchange Agreement, the Debentures and the Warrants do not purport to be complete and are qualified in their entirety by the full text of such instruments which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference.

Item 3.02                      Unregistered Sales of Equity Securities

The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibit No.                                Description

10.1	Securities Exchange Agreement
10.2	9% Secured Convertible Debenture
10.3	Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Retail Pro, Inc.

Date: June 18, 2008	By: /s/ Donald S. Radcliffe
Name: Donald S. Radcliffe
Title: Chief Executive Officer